                                                                     EXHIBIT 3.2

                               FEDERAL SCREW WORKS

                                TABLE OF CONTENTS


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ARTICLE I    OFFICE........................................................................................1
          SECTION 1.   Office..............................................................................1

ARTICLE II   MEETINGS OF SHAREHOLDERS AND DIRECTORS........................................................1
          SECTION 1.   Meetings of Shareholders:  Generally................................................1
          SECTION 2.   Annual Meetings of Shareholders.....................................................1
          SECTION 3.   Delayed Annual Meeting..............................................................1
          SECTION 4.   Order of Business at Annual Meeting.................................................2
          SECTION 5.   Special Meetings of Shareholders....................................................2
          SECTION 6.   Notice of Meetings of Shareholders; Waiver..........................................3
          SECTION 7.   Organizational Meeting of the Board.................................................3
          SECTION 8.   Place and Notice of Meetings of the Board of Directors..............................4
          SECTION 9.   Regular Meetings of Board...........................................................4
          SECTION 10.  Special Meetings of Board...........................................................4
          SECTION 11.  Action by the Board of Directors or a Committee thereof Without a Meeting...........5
          SECTION 12.  Notice and Mailing..................................................................5
          SECTION 13.  Waiver of Notice....................................................................6
          SECTION 14.  Signing of Notices and Waivers thereof..............................................6

ARTICLE III  QUORUM........................................................................................6
          SECTION 1.   Quorum of Shareholders..............................................................6
          SECTION 2.   Quorum and Vote of Board of Directors and Committees................................7

ARTICLE IV   VOTING, ELECTIONS AND PROXIES.................................................................7
          SECTION 1.   Vote of Shareholders................................................................7
          SECTION 2.   Record Date.........................................................................7
          SECTION 3.   Proxies.............................................................................8
          SECTION 4.   Vote of Shareholder Corporation.....................................................8
          SECTION 5.   Vote by Pledgee.....................................................................9
          SECTION 6.   Vote by Fiduciary...................................................................9
          SECTION 7.   Vote by Co-Owners...................................................................9
          SECTION 8.   Inspectors of Elections............................................................10
          SECTION 9.   Two-Thirds Vote of Shareholders Required on Mergers, Etc...........................10
          SECTION 10.  Two-Thirds Vote of Shareholders Required for Removal of Director for Cause.........11
          SECTION 11.  Two-Thirds Vote of Shareholders Required for Election of Directors.................12
          SECTION 12.  Two-Thirds Vote of Shareholders Required for Amendment of Certain Provisions of the
                       Articles of Incorporation..........................................................12
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ARTICLE V    BOARD OF DIRECTORS...........................................................................12
          SECTION 1.   Number and Term of Directors.......................................................12
          SECTION 2.   Vacancies, New Directors...........................................................14
          SECTION 3.   Power to Make By-Laws..............................................................14
          SECTION 4.   Number.............................................................................14
          SECTION 5.   Authority..........................................................................15
          SECTION 6.   Term of Office, Resignation, and Removal...........................................15
          SECTION 7.   Power to Fill Vacancies............................................................15
          SECTION 8.   Delegation of Powers...............................................................15
          SECTION 9.   Power to Require Bonds.............................................................16
          SECTION 10.  Compensation.......................................................................16
          SECTION 11.  Establishment of Committees by the Board of Directors..............................16
          SECTION 12.  Powers of Executive Committee of the Board of Directors............................16
          SECTION 13.  Chairman of the Board..............................................................17

ARTICLE VI   DUTIES OF OFFICERS...........................................................................18
          SECTION 1.   Chairman of the Board..............................................................18
          SECTION 2.   Chief Executive Officer............................................................18
          SECTION 3.   President..........................................................................18
          SECTION 4.   Chief Financial Officer............................................................19
          SECTION 5.   Chief Operating Officer............................................................19
          SECTION 6.   Vice Presidents....................................................................19
          SECTION 7.   Secretary..........................................................................20
          SECTION 8.   Treasurer..........................................................................20
          SECTION 9.   Assistant Secretaries and Treasurers...............................................20
          SECTION 10.  Corporate Controller...............................................................21

ARTICLE VII  STOCK AND TRANSFERS..........................................................................21
          SECTION 1.   Share Certificates:  Required Signatures...........................................21
          SECTION 2.   Share Certificates:  Required Provisions...........................................22
          SECTION 3.   Transferable Only on Books of Corporation..........................................22
          SECTION 4.   Registered Shareholders............................................................23
          SECTION 5.   Transfer Agent and Registrar.......................................................23
          SECTION 6.   Regulations........................................................................23

ARTICLE VIII DIVIDENDS AND RESERVES.......................................................................23
          SECTION 1.   Dividends or Other Distributions in Cash or Property...............................23
          SECTION 2.   Share Dividends....................................................................24
          SECTION 3.   Notice Required to Accompany Share Dividends.......................................25
          SECTION 4.   Reserves...........................................................................25

ARTICLE IX   RIGHT OF INSPECTION..........................................................................25
          SECTION 1.   Voting List........................................................................25
          SECTION 2.   Copy of Financial Statements; Inspection of Minutes of Shareholders' Meetings and
                       Record of Shareholders.............................................................26

ARTICLE X    CORPORATE BOOKS AND RECORDS..................................................................27
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ARTICLE XI   EXECUTION OF INSTRUMENTS.....................................................................27
          SECTION 1.   Checks, Etc........................................................................27
          SECTION 2.   Contracts, Conveyances, Etc........................................................27

ARTICLE XII  FISCAL YEAR..................................................................................28

ARTICLE XIII BY-LAWS......................................................................................28

ARTICLE XIV  DUTY OF DIRECTORS AND OFFICERS...............................................................28

ARTICLE XV   INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS.................................29
          SECTION 1.   Actions Other Than Actions by or in the Right of the Corporation...................29
          SECTION 2.   Actions by or in the Right of the Corporation......................................30
          SECTION 3.   Indemnification Against Expenses...................................................30
          SECTION 4.   Expense Advances...................................................................31
          SECTION 5.   Other Agreements, Duration.........................................................31
          SECTION 6.   Certain Definitions................................................................31
          SECTION 7.   Insurance..........................................................................32
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                                      iii
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                                                                     EXHIBIT 3.2



                                 AMENDED BY-LAWS

                                       OF

                               FEDERAL SCREW WORKS




                                    ARTICLE I

                                     OFFICE


         SECTION 1. Office. The principal office of the Corporation shall be located in the City of Detroit, State of Michigan, provided that other offices in this Corporation, if any, shall be located at such other places as the Board of Directors may from time to time designate.

                                   ARTICLE II

                     MEETINGS OF SHAREHOLDERS AND DIRECTORS


         SECTION 1. Meetings of Shareholders: Generally. Meetings of shareholders may be held at a place within or without the State of Michigan as determined from time to time by the Board.

         SECTION 2. Annual Meetings of Shareholders. The annual meeting of stockholders shall be held in each year on the fourth Thursday in October at 10:00 a.m., one of the purposes of which shall be the election of a Board of Directors; provided, however, that should said meeting date fall on a holiday, then the meeting shall be held on the first Thursday thereafter which is not a legal holiday.

         SECTION 3. Delayed Annual Meeting. If, for any reason, the annual meeting of the shareholders shall not be held on the day hereinbefore designated, such meeting may be called and held as a special meeting, and the same proceedings may be had thereat as at an annual meeting, provided, however, that the notice of such meeting shall be the same herein required for the annual meeting, namely, not less than a ten-day notice.


         SECTION 4. Order of Business at Annual Meeting. The order of business at the annual meeting of shareholders shall be as follows:

                  (1)  Roll Call

                  (2)  Reading Notice and Proof of Mailing

                  (3)  Reading of Minutes of last meeting of shareholders

                  (4)  Report of President

                  (5)  Report of Secretary

                  (6)  Report of Treasurer

                  (7)  Election of Directors

                  (8) Transaction of other business mentioned in the Notice, and

                  (9)  Adjournment,

provided that the presiding officer may vary the order of business at his discretion.

         SECTION 5. Special Meetings of Shareholders. A special meeting of the shareholders may be called at any time by the President, or by a majority of the Board of Directors, or by shareholders entitled to vote upon not less than an aggregate of fifty (50%) percent of the outstanding shares of the Corporation having the right to vote at such special meeting. The method by which such meeting may be called is as follows: upon receipt of a specification in writing setting forth the date and objects of such proposed special meeting, signed by the President, or by a majority of the Board of Directors, or by shareholders as above provided, the Secretary of this Corporation shall prepare, sign and mail the notices requisite to such meeting.

         SECTION 6. Notice of Meetings of Shareholders; Waiver.

                  (1) Written notice of the time, place and purposes of a meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at the meeting.

                  (2) When a meeting is adjourned to another time or place, it is not necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice under Subsection (1).

                  (3) Attendance of a person at a meeting of shareholders, in person or by proxy, constitutes a waiver of notice of the meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 7. Organizational Meeting of the Board. At the place of holding the annual meeting of shareholders and immediately following the same, the Board of Directors as constituted upon final adjournment of such annual meeting shall convene for the purpose of electing officers and transacting any other business properly brought before it, provided that the organizational meeting in any year may be held at a different time and place than that herein provided by consent of a majority of the directors of such new Board.

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         SECTION 8. Place and Notice of Meetings of the Board of Directors.


                  (1) Regular or special meetings of the Board may be held either within or without the State of Michigan.

                  (2) A regular meeting may be held without notice. A special meeting shall be held upon notice as prescribed by Article II, Section 10 of these By-Laws. Attendance of a director at a meeting constitutes a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, a regular or special meeting need be specified in the notice or waiver of notice of the meeting.

                  (3) A member of the Board or of a committee designated by the Board may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

         SECTION 9. Regular Meetings of Board. Regular meetings of the Board of Directors shall be held not less frequently than once in each three-month period at such time and place as the Board of Directors may from time to time determine. If regular meetings of the Board are provided for by action of the Board of Directors, and notice of such provision is given to each of the Directors, no further notice of such regular meetings of the Board shall be required.

         SECTION 10. Special Meetings of Board. A special meeting or special meetings of the Board may be called at any time by the President or any two other members of the Board, by written notification to each Director briefly setting forth the time, place and purpose of the

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meeting, such notice to be dispatched (by air mail, by regular mail, telegram or cable as circumstances warrant) at least five (5) days (exclusive of Saturday, Sunday and holidays) in advance of such meeting. Action taken at any such meeting shall not be invalidated for want of such notice if such notice shall be waived as hereinafter provided.

         SECTION 11. Action by the Board of Directors or a Committee thereof Without a Meeting. Action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or a committee thereof may be taken without a meeting if, before or after the action, all members of the Board or of the committee consent thereto in writing. The written consent shall be filed with the minutes of the proceedings of the Board or committee. The consent has the same effect as a vote of the Board or committee for all purposes.

         SECTION 12. Notice and Mailing. All notices required to be given by any provision of these By-Laws shall state the authority pursuant to which they are issued (as, "by order of the President," or "by order of the Board of Directors," or "by order of the shareholders" as the case may be) and shall bear the written or printed signature of the Secretary. Every notice to shareholders shall be deemed duly served when same has been deposited in the United States mail, with postage fully prepaid, plainly addressed to the sendee at his, her or its last address appearing upon the original or duplicate stock ledger of this Corporation at its registered office in Michigan. Every notice to Directors shall be deemed duly served when the same has been dispatched in accordance with the provisions of Section 10 above, to the sendee at his, her or its last address as last filed in writing with the Secretary of the Corporation, or to the sendee's place of residence or business if the sendee has not filed a particular address with the Secretary; provided further that any such notice in fact received by the sendee within such time as it would have been received if sent to the sendee's last address as last filed with the Secretary or to the

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sendee's place of residence or business if the sendee has not filed a particular address with the Secretary, shall be deemed duly served.

         SECTION 13. Waiver of Notice. When, under the Michigan Business Corporation Act as now existing or as may hereafter be amended, or under the Articles of Incorporation of this Corporation, or under these By-Laws or by the terms of an agreement or instrument, this Corporation or the Board or any committee thereof may take action after notice to any person or after lapse of a prescribed period of time, the action may be taken without notice and without lapse of the period of time, if any time before or after the action is completed the person entitled to notice or to participate in the action to be taken or, in case of a shareholder, by his attorney-in-fact, submits a signed waiver of such requirements.

         SECTION 14. Signing of Notices and Waivers thereof. Any notice or waiver thereof provided for under the Articles of Incorporation or these By-Laws shall be deemed signed and in writing if by telegram, radiogram, cablegram or other writing bearing the name of the sender.

                                  ARTICLE III

                                     QUORUM


         SECTION 1. Quorum of Shareholders.

                  (1) Shares entitled to cast a majority of the votes at a meeting constitute a quorum at the meeting. The shareholders present in person or by proxy at such meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Whether or not a quorum is present, the meeting may be adjourned by a vote of the shares present.

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                  (2) When the holders of a class or series of shares are
entitled to vote separately on an item of business, this section applies in determining the presence of a quorum of such class or series for transaction of the item of business.

         SECTION 2. Quorum and Vote of Board of Directors and Committees. A majority of the members of the Board then in office, or of the members of a committee thereof, constitutes a quorum for transaction of business. The vote of the majority of members present at a meeting at which a quorum is present constitutes the action of the Board or of the committee. Amendment of the By-Laws by the Board requires the vote of not less than a majority of the members of the Board then in office.

                                   ARTICLE IV

                          VOTING, ELECTIONS AND PROXIES


         SECTION 1. Vote of Shareholders.

                  (1) Each outstanding share is entitled to one vote on each matter submitted to a vote. A vote may be cast either orally or in writing.

                  (2) When an action is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon, except as otherwise provided in the Articles of Incorporation of the Company or in these By-Laws; and, without limitation of the generality of the foregoing, except as provided in these By-Laws in Article IV, Sections 9, 10, 11 and 12; and in Article V, Sections 1 and 1-A.

         SECTION 2. Record Date.

                  (1) For the purpose of determining shareholders entitled to notice of and to vote at a meeting of shareholders or an adjournment thereof, or for the purpose of determining shareholders entitled to receive payment of a dividend or allotment of a right, or for the purpose of any other action, the Board may fix, in advance, a date as the record date for any such determination of shareholders. The date shall not be more than 60 or less than 10 days before the date of the meeting, nor more than 60 days before any other action.

                  (2) If a record date is not fixed (a) the record date for determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day next preceding the day on which the meeting is held, and (b) the record date for determining shareholders for any purpose other than that specified in Subdivision (a) shall be the close of business on the day on which the resolution of the Board relating thereto is adopted.

                  (3) When a determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders has been made as provided in this Section, the determination applies to any adjournment of the meeting, unless the Board fixes a new record date under this Section for the adjourned meeting.

         SECTION 3. Proxies. No proxy shall be deemed operative unless and until signed by the shareholder or his authorized agent or representative, in whose name the certificate for the particular shares is registered, nor unless said proxy is filed with the Secretary of the Corporation prior to or at the time of the particular meeting of the shareholders.

         SECTION 4. Vote of Shareholder Corporation. Shares standing in the name of another domestic or foreign corporation may be voted by an officer or agent, or by proxy appointed by an officer or agent or by some other person, who by action of its Board or pursuant to its By-Laws, shall be appointed to vote such shares.

         SECTION 5. Vote by Pledgee. A shareholder whose shares are pledged is entitled to vote the shares until they have been transferred into the name of the pledgee, or a nominee of the pledgee.

         SECTION 6. Vote by Fiduciary. Shares held by a person in a representative or fiduciary capacity may be voted by him without a transfer of the shares into his name. Shares held jointly by fiduciaries, where the instrument or order appointing the fiduciaries does not otherwise direct, shall be voted as follows:

                  (1) If only one fiduciary votes, his act binds all.

                  (2) If more than one fiduciary votes, the shares shall be voted as the majority of the fiduciaries determines.

                  (3) If the fiduciaries are equally divided as to how the shares shall be voted, a court having jurisdiction, in an action brought by any of the fiduciaries or by any beneficiary, may appoint an additional person to act with the fiduciaries in such matter, and the stock shall be voted by the majority of such fiduciaries and such additional person.

         SECTION 7. Vote by Co-Owners. Shares held by two or more persons as joint tenants or as tenants in common may be voted at a meeting of shareholders by any of such persons, unless another joint tenant or tenant in common seeks to vote any of such shares in person or by proxy. In the latter event, the written agreement, if any, which governs the manner in which the shares shall be voted, controls if presented at the meeting. If no such agreement is presented at the meeting, the majority in interest of the joint tenants or tenants in common present shall control the manner of voting. If there is no such majority, the shares, for the purpose of voting, shall be divided among such joint tenants or tenants in common in accordance with their interest in the shares.

         SECTION 8. Inspectors of Elections.

                  (1) Inspectors of election at a shareholders' meeting need not be appointed unless requested by a shareholder present in person or by proxy and entitled to vote at the meeting. The Board, in advance of a shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat.

                  (2) The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them. The report is prima facie evidence of the facts stated and of the vote as certified by the inspectors.

         SECTION 9. Two-Thirds Vote of Shareholders Required on Mergers, Etc. The affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding shares of stock of this Corporation entitled to vote thereon shall be required:

                  (a) to adopt any agreement or plan, or to approve, the merger or consolidation of this Corporation with or into any corporation or other business entity;


                  (b) to authorize any sale, lease, transfer, exchange, mortgage, pledge or other disposition of all or substantially all of the property and assets of this Corporation, except in transactions the purpose of which is to finance this Corporation's present or future business operations, and which financing transactions have been approved by a majority of the Board of Directors of this Corporation;

                  (c) to authorize the issuance, transfer or delivery by this Corporation of any equity security of this Corporation in exchange or payment for the securities or assets (including cash) of any other person, corporation or other business entity, in a transaction for which the approval of stockholders of the Corporation is required by law or by any agreement between this Corporation and any other party, or by these Articles. "Equity security" as used in this Article shall mean any capital stock, any security convertible into capital stock, and any warrant, option, agreement or right to subscribe for or purchase any capital stock; or

                  (d) to adopt a plan of, or otherwise cause, a dissolution of this Corporation.

                  (e) The provisions of this Section shall not be applicable to any transaction with any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by this Corporation and its subsidiaries, if any, nor to mergers under Sections 704 and 711 of the Michigan Business Corporation Act where this Corporation or a wholly owned subsidiary of this Corporation is the surviving corporation.

         SECTION 10. Two-Thirds Vote of Shareholders Required for Removal of Director for Cause. No director of this Corporation may be removed from office without cause. At any

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meeting of the stockholders called for that purpose, the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of stock of this Corporation entitled to vote thereon shall be required to remove any director from office for cause.

         SECTION 11. Two-Thirds Vote of Shareholders Required for Election of Directors. Commencing with the 1975 annual stockholders meeting, and at all stockholder elections of directors thereafter, directors shall be elected only by vote of the holders of two-thirds (2/3) of the outstanding shares of each class of stock entitled to vote to elect directors.

         SECTION 12. Two-Thirds Vote of Shareholders Required for Amendment of Certain Provisions of the Articles of Incorporation. Notwithstanding the provisions of the Articles of Incorporation and any provisions of the By-Laws of this Corporation, no amendment to the Articles of Incorporation shall amend, modify or repeal any or all of the provisions of Article IX, Article X, Article XI, Article XII, or Article XIII, of the Articles of Incorporation unless so adopted by the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding shares of stock of this Corporation entitled to vote in elections of directors.

                                    ARTICLE V

                               BOARD OF DIRECTORS


         SECTION 1. Number and Term of Directors. The business, property and affairs of this Corporation shall be managed by its Board of Directors, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws, including amendments thereto. No director need be a shareholder. Each director shall hold office for the term for which he is elected and until his successor is elected and qualified, or until his resignation or removal. A director may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or a subsequent time as set forth in the notice of resignation. In accordance with

Article X of the Company's Articles of Incorporation and Article V, Section 1-A of the Company's By-Laws, the number of directors which shall constitute the whole Board shall be seven and the number of directors which shall constitute that class of directors whose term of office expires in 1978 shall be three. No director of this Corporation may be removed from office without cause. At any meeting of the stockholders called for that purpose, the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of stock of this Corporation entitled to vote thereon shall be required to remove any director from office for cause.


         SECTION 1-A. Division of Directors into Three Classes. The directors of this Corporation shall be divided into three classes, each class to be as equal in number as possible. The first class ("Class A") shall hold office for one year until the annual meeting of stockholders in 1975, the second class ("Class B") for two years until the annual meeting of stockholders in 1976, and the third class ("Class C") for three years until the annual meeting of stockholders in 1977. At each succeeding annual election after such classification, directors shall be elected for a three-year term, to succeed the class of directors whose term expires in that year. The number of directors which shall constitute the whole Board shall be seven, but this number may be increased or decreased from time to time by a majority vote of the directors then in office, but in no case shall the number be less than three. During the intervals between annual meetings of stockholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or other incapacity, and any newly created directorships resulting from an increase in the number of directors, shall be filled by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy and each director chosen to fill a newly created directorship shall hold office until the next election of directors, by the stockholders and until his or her successor has been elected and qualified. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

         SECTION 1-B Two-Thirds Vote of Shareholders Required for Election of Directors. Commencing with the 1975 annual stockholders meeting, and at all stockholder elections of directors thereafter, directors shall be elected only by vote of the holders of two-thirds (2/3) of the outstanding shares of each class of stock entitled to vote to elect directors.

         SECTION 2. Vacancies, New Directors. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board. A directorship to be filled because of an increase in the number of directors or to fill a vacancy may be filled by the Board for a term of office continuing only until the next election of directors by the shareholders. If, because of death, resignation or other cause, the Corporation has no directors in office, an officer, a shareholder, an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with these By-Laws.

         SECTION 3. Power to Make By-Laws. The Board of Directors may amend or repeal the By-Laws or adopt new By-Laws, by majority vote of the members of the Board then in office.

         SECTION 4. Number. The Board of Directors shall elect or appoint a President, a Secretary, and a Treasurer, and may select a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer and one or more Vice Presidents, Assistant Secretaries, and Assistant Treasurers. Any two or more of the preceding offices, except those of President and Vice President, may be held by the same person. No officer shall execute, acknowledge, or verify an instrument in more than one capacity if the instrument is required by law, the Articles of Incorporation, or these By-Laws to be executed, acknowledged, or verified by one or more officers.

         SECTION 5. Authority. The Board of Directors shall have the power to appoint such officers and agents as the Board of Directors may deem necessary for the transaction of the business of the Corporation. All officers, employees, and agents of the Corporation shall have the authority and perform the duties to conduct and manage the business and affairs of the Corporation that may be designated by the Board of Directors and these By-Laws.

         SECTION 6. Term of Office, Resignation, and Removal. An officer shall hold office for the term for which he or she is elected or appointed and until his or her successor is elected or appointed and qualified, or until his or her resignation or removal. An officer may resign by written notice to the Corporation. The resignation is effective on its receipt by the Corporation or at a subsequent time specified in the notice of resignation. An officer may be removed by the Board of Directors with or without cause. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer does not of itself create contract rights.

         SECTION 7. Power to Fill Vacancies. The Board shall have power to fill any vacancy in any office occurring for any reason whatsoever.

         SECTION 8. Delegation of Powers. For any reason deemed sufficient by the Board of Directors, whether occasioned by absence or otherwise, the Board may delegate all or any of the powers and duties of any officer to any other officer or director.

         SECTION 9. Power to Require Bonds. The Board of Directors may require any officer or agent to file with the Corporation a satisfactory bond conditioned for faithful performance of his duties.

         SECTION 10. Compensation. The compensation of directors and officers of the Corporation shall be fixed by the Board of Directors.

         SECTION 11. Establishment of Committees by the Board of Directors.

                  (1) The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of a committee, who may replace an absent or disqualified member at a meeting of the committee. In the absence or disqualification of a member of a committee, the members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of such an absent or disqualified member.

                  (2) A committee, and each member thereof, shall serve at the pleasure of the Board.

         SECTION 12. Powers of Executive Committee of the Board of Directors.

                  (1) A committee designated pursuant to Section 11, to be known as the "Executive Committee," to the extent provided in the resolution of the Board may exercise all powers and authority of the Board in management of the business and affairs of the Corporation. However, the Executive Committee shall not have power or authority to:

                      (a)  Amend the Articles of Incorporation.

                      (b)  Adopt an agreement of merger or consolidation.

                      (c) Recommend to shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets.

                      (d) Recommend to shareholders a dissolution of the Corporation or a revocation of a dissolution.

                      (e)  Amend the By-Laws of the Corporation.

                      (f)  Fill vacancies in the Board.

                      (g) Fix compensation of the directors for serving on the Board or on a committee.

                  (2) Unless the resolution expressly so provides, the Executive Committee shall not have power or authority to declare a dividend or to authorize the issuance of stock.

                  The President of the Corporation shall be ex officio a member of the Executive Committee.

                  Regular minutes of the proceedings of the Executive Committee shall be kept in a book provided for that purpose; and all actions by the Executive Committee shall be reported to the Board of Directors at its meeting next succeeding such action. Vacancies in the Executive Committee shall be filled by the Board of Directors.

                  A majority of the Executive Committee shall be necessary to constitute a quorum and in every case an affirmative vote of at least a majority of the members of said Executive Committee, present at any meeting of said Committee, shall be necessary for the passing of any resolution or order. The Executive Committee may also act by written resolution of a quorum, although not formally convened. The Executive Committee shall fix its own rules of procedure and shall meet as provided by such rules, and shall also meet at the call of the Chairman or any member of the Committee.

         SECTION 13. Chairman of the Board. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one of its members as Chairman of the Board of Directors. The vote of the director or directors nominated for the Chairmanship may be counted in determining such majority. The Chairman of the Board of Directors shall preside at the meetings of the Board. In the event of the absence or disability of the Chairman of the Board, or if no Chairman of the Board has been designated, the President shall preside at meetings of the Board.

                                   ARTICLE VI

                               DUTIES OF OFFICERS


         SECTION 1. Chairman of the Board. The Chairman of the Board of Directors (the "Chairman") will preside at all meetings of the Shareholders and of the Board of Directors at which the Chairman is present and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe. The Chairman may, and when requested by the Board of Directors in writing shall, call meetings of the Board of Directors from time to time in accordance with these By-Laws.

         SECTION 2. Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall do and perform all duties and have the general powers of supervision and management expected of a chief executive officer. The Chief Executive Officer shall manage and supervise the President, if those offices are not held by the same person, and all of the officers of the Corporation below the President.

         SECTION 3. President. The President shall have general and active management of the day to day business of the Corporation. The President shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall manage and supervise all of the Vice Presidents, the Secretary, the Treasurer and the assistants thereof. If the President is not the Chief Executive Officer, the President shall be next in line of authority to the Chief Executive Officer with respect to the overall management and direction of the Corporation. In the absence or disability of the Chairman, or if that office has not been filled, the President also shall perform the duties of the Chairman as set forth in these By-Laws.

         SECTION 4. Chief Financial Officer. The Chief Financial Officer shall be responsible for the Corporation's finances, shall have the custody of corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books of the Corporation and shall deposit all moneys and other value in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall render to the Chief Executive Officer and the Board of Directors, when the Chief Executive Officer or Board of Directors so requires, an accounting of the financial condition of the Corporation.

         SECTION 5. Chief Operating Officer. The Chief Operating Officer shall have direct managerial responsibility over the day to day operations of the Corporation and shall exercise authority, subject only to the directives of the Chief Executive Officer, President and the Board of Directors, to supervise Corporate personnel and to run the operations of the Corporation.

         SECTION 6. Vice Presidents. The Board of Directors may appoint one or more Vice Presidents. The Board of Directors may make such appointments using titles such as "Executive Vice President" or "Senior Vice President" and may designate powers and duties to the Vice Presidents accordingly. The Vice Presidents, in order of their status, shall in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform any other duties that the Board of Directors or the President may from time to time prescribe.

         SECTION 7. Secretary. The Secretary shall (a) attend all meetings of the Board of Directors and Shareholders, (b) record all votes and minutes of all proceedings in a book to be kept for that purpose, (c) give or cause to be given notice of all meetings of the Shareholders and the Board of Directors, (d) keep in safe custody the seal of the Corporation, if any, and, when authorized by the Board of Directors, affix it to any instrument requiring it, and when so affixed it shall be attested to by the signature of the Secretary or by the signature of the Treasurer or an Assistant Secretary, and (e) perform such other duties as may be delegated to him by the Board of Directors or any committee of the Board of Directors. The Secretary may delegate any of the duties, powers, and authorities of the Secretary to one or more Assistant Secretaries, unless the delegation is disapproved by the Board of Directors.

         SECTION 8. Treasurer. The Treasurer shall (a) have the custody of the corporate funds and securities, (b) keep full and accurate accounts of receipts and disbursements in the books of the Corporation, and (c) deposit all moneys and other valuable effects in the name and to the credit of the Corporation in the depositories that may be designated by the Board of Directors. The Treasurer shall render to the President and the Board of Directors, whenever they may require it, an account of his or her transactions as Treasurer and of the financial condition of the Corporation. If the Treasurer is not the Chief Financial Officer, the Treasurer shall be next in line of authority to the Chief Financial Officer with respect to the overall financial management of the Corporation and shall be subject to the directives of the Chief Financial Officer. The Treasurer may delegate any of his or her duties, powers, and authorities to one or more Assistant Treasurers unless the delegation is disapproved by the Board of Directors.

         SECTION 9. Assistant Secretaries and Treasurers. The Assistant Secretaries, in order of their seniority, shall perform the duties and exercise the powers and authorities of the

Secretary in case of the Secretary's absence or disability. The Assistant Treasurers, in the order of their seniority, shall perform the duties and exercise the powers and authorities of the Treasurer in case of the Treasurer's absence or disability. The Assistant Secretaries and Assistant Treasurers shall also perform the duties that may be delegated to them by the Secretary and Treasurer, respectively, and also the duties that the Board of Directors may prescribe.

         SECTION 10. Corporate Controller. The Corporate Controller shall be immediately responsible for the Corporation's accounting practices, the maintenance of its fiscal records, and the preparation of financial reports. The duties involve supervision over general and tax accounting, property accounting, internal auditing, cost accounting, budgetary controls, and data processing. Responsibilities include the development and interpretation of accounting information in order to appraise operating results in terms of profitability, budget performance, and other matters bearing on the fiscal soundness and operating effectiveness of the Corporation. The Corporate Controller shall report directly to the Chief Financial Officer of the Corporation.

                                  ARTICLE VII

                               STOCK AND TRANSFERS


         SECTION 1. Share Certificates: Required Signatures. The shares of the Corporation shall be represented by certificates signed by the President or a Vice-President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee. In case an officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

         SECTION 2. Share Certificates: Required Provisions.

                  (1) A certificate representing shares shall state upon its face:

                      (a) That the Corporation is formed under the laws of the State of Michigan.

                      (b) The name of the person to whom issued.

                      (c) The number and class of shares, and the designation of the series, if any, which the certificate represents.

                      (d) The par value of each share represented by the certificate, or a statement that the shares are without par value.

                  (2) A certificate representing shares shall set forth on its face or back or state that the Corporation will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued, and if the Corporation is authorized to issue any class of shares in series, the designation, relative rights, preferences and limitations of each series so far as the same have been prescribed and the authority of the Board to designate and prescribe the relative rights, preferences and limitations of other series.

         SECTION 3. Transferable Only on Books of Corporation. Shares shall be transferable only on the books of the Corporation by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender of the certificate therefor. A record shall be made of every such transfer and issue. Whenever any transfer is made for collateral security and not absolutely, the fact shall be so expressed in the entry of such transfer.

         SECTION 4. Registered Shareholders. The Corporation shall have the right to treat the registered holder of any share as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have express or other notice thereof, save as may be otherwise provided by law.
         SECTION 5. Transfer Agent and Registrar. The Board of Directors may appoint a transfer agent and a registrar of transfers and may require all certificates of shares to bear the signature of such transfer agent and of such registrar of transfers, or as the Board may otherwise direct.

         SECTION 6. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as the Board shall deem expedient regulating the issue, transfer and registration of certificates for shares in the Corporation.

                                  ARTICLE VIII

                             DIVIDENDS AND RESERVES


         SECTION 1. Dividends or Other Distributions in Cash or Property.

                  (1) By action of the Board of Directors, the Corporation may declare and pay dividends or make other distributions in cash, its bonds or its property, including the shares or bonds of other corporations, on its outstanding shares, except when currently the Corporation is insolvent, or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restriction contained in the Articles of Incorporation.

                  (2) Dividends may be declared or paid and other distributions may be made out of surplus only.

                  (3) A dividend paid or any other distribution made, in any part, from sources other than earned surplus, shall be accompanied by a written notice (a) disclosing the amounts by which the dividend or distribution affects stated capital, capital surplus and earned surplus, or (b) if such amounts are not determinable at the time of the notice, disclosing the approximate effect of the dividend or distribution upon stated capital, capital surplus and earned surplus and stating that the amounts are not yet determinable.

         SECTION 2. Share Dividends.

                  (1) By action of the Board of Directors, the Corporation may pay a dividend in its own shares as hereinafter provided.

                  (2) A share dividend may be paid in authorized but unissued shares out of surplus upon the following conditions:

                      (a) If the dividend is payable in shares having a par value, the shares shall be issued at not less than the par value thereof and an amount of surplus at least equal to the aggregate par value of the shares to be issued as a dividend shall be transferred to stated capital when the dividend is paid.

                      (b) If the dividend is payable in shares without par value, the amount of stated capital to be represented by each share shall be fixed by the Board by resolution adopted when the dividend is declared, unless the Articles of Incorporation reserve to the shareholders the right to fix the consideration for the issuance of the shares, and an amount of surplus equal to the aggregate stated capital represented by such shares shall be transferred to stated capital when the dividend is paid.

                  (3) A share dividend may be paid in treasury shares, in which case a transfer from surplus to capital need not be made.

                  (4) A split-up or division of the issued shares of a class or series into a greater number of shares of the same class or series without increasing the stated capital of the Corporation shall not be construed to be a share dividend.

         SECTION 3. Notice Required to Accompany Share Dividends. A share dividend or other distribution of shares of the Corporation shall be accompanied by a written notice (a) disclosing the amounts by which the distribution affects stated capital, capital surplus and earned surplus, or (b) if such amounts are not determinable at the time of the notice, disclosing the approximate effect of the distribution upon stated capital, capital surplus and earned surplus and stating that the amounts are not yet determinable.

         SECTION 4. Reserves. The Board of Directors shall have power and authority to set apart, out of any funds available for dividends, such reserve or reserves, for any proper purposes, as the Board in its discretion shall approve; and the Board shall have power and authority to abolish any reserve created by the Board.

                                   ARTICLE IX

                               RIGHT OF INSPECTION


         SECTION 1. Voting List.

                  (1) The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment thereof. The list shall:

                      (a) Be arranged alphabetically within each class and series, with the address of, and the number of shares held by, each shareholder.

                      (b) Be produced at the time and place of the meeting.

                      (c) Be subject to inspection by any shareholder during the whole time of the meeting.

                      (d) Be prima facie evidence as to who are the shareholders entitled to examine the list or to vote at the meeting.

                  (2) If the requirements of this Section have not been complied with, on demand of a shareholder in person or by proxy, who in good faith challenges the existence of sufficient votes to carry any action at the meeting, the meeting shall be adjourned until the requirements are complied with. Failure to comply with the requirements of this Section does not affect the validity of an action taken at the meeting before the making of such demand.

         SECTION 2. Copy of Financial Statements; Inspection of Minutes of Shareholders' Meetings and Record of Shareholders.

                  (1) Upon written request of a shareholder, the Corporation shall mail to the shareholder its balance sheet as at the end of the preceding fiscal year; its statement of income for such fiscal year; and, if prepared by the Corporation, its statement of source and application of funds for such fiscal year.

                  (2) A person who is a shareholder of record of the Corporation, upon at least ten (10) days written demand may examine for any proper purpose in person or by agent or attorney, during usual business hours, its minutes of shareholders' meetings and record of shareholders and make extracts therefrom, at the places where they are kept pursuant to Article X of these By-Laws. A holder of a voting trust certificate representing shares of the Corporation is deemed a shareholder for the purpose of this Section.

                                    ARTICLE X

                           CORPORATE BOOKS AND RECORDS


         The Corporation shall keep books and records of account and minutes of the proceedings of its shareholders, Board and Executive Committee, if any, which books, records and minutes may be kept outside this state. The Corporation shall keep at its registered office, or at the office of its transfer agent within or without the State of Michigan, records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became holders of record thereof. Any of such books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. The Corporation shall convert into written form without charge any such record not in such form, upon written request of a person entitled to inspect them.

                                   ARTICLE XI

                            EXECUTION OF INSTRUMENTS


         SECTION 1. Checks, Etc. All checks, drafts, and orders for payment of money shall be signed in the name of the Corporation with such signatures and in such manner, facsimile or otherwise, as the Board of Directors may authorize from time to time.

         SECTION 2. Contracts, Conveyances, Etc. When the execution of any contract, conveyance or other instrument has been authorized without specification of the executing officers, the President, or any Vice-President, and the Secretary, or Assistant Secretary, may execute the same in the name and on behalf of this Corporation and may affix the corporate seal thereto. The Board of Directors shall have power to designate the officers and agents who shall have authority to execute any instrument in behalf of this Corporation.

                                  ARTICLE XII

                                   FISCAL YEAR


         The fiscal year of the Corporation shall be as determined by the Board of Directors.

                                  ARTICLE XIII

                                     BY-LAWS


         The shareholders or the Board may amend or repeal these By-Laws or adopt new By-Laws. Amendment of the By-Laws by the Board requires the vote of not less than a majority of the members of the Board then in office.

                                  ARTICLE XIV

                         DUTY OF DIRECTORS AND OFFICERS


         A director or an officer shall discharge the duties of his position in good faith and with that degree of diligence, care and skill which an ordinarily prudent man would exercise under similar circumstances in a like position. In discharging his duties, a director or an officer, when acting in good faith, may rely upon the opinion of counsel for the Corporation, upon the report of an independent appraiser selected with reasonable care by the Board, or upon financial statements of the Corporation represented to him to be correct by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants fairly to reflect the financial condition of the Corporation.

                                   ARTICLE XV

                               INDEMNIFICATION OF
                    OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS


         SECTION 1. Actions Other Than Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding, by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The indemnification provided by this
Article XV and by all Sections of this Article shall extend to any Company officer, director or employee who was, is or may become at the request of the Company a trustee, administrator or fiduciary under any pension, retirement, or other benefit plan established by the Company (or who was, is or may be deemed a fiduciary under the Employee Retirement Income Security Act of 1974 or like legislation), or who was, is or may become a member or trustee of the Federal Screw Works Foundation or of any other foundation or trust established by the Company.

         SECTION 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         SECTION 3.            Indemnification Against Expenses.

                  (1) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article XV, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (2) Any indemnification under Sections 1 or 2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made in either of the following ways:

                      (a) By the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding.

                      (b) If such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

                      (c) By the shareholders.

         SECTION 4. Expense Advances. Expenses incurred in defending a civil or criminal action, suit or proceeding described in Sections 1 or 2 shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Subsection (2) of Section 3 upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

         SECTION 5. Other Agreements, Duration. Nothing contained in this Article shall affect any rights to indemnification to which persons other than directors and officers may be entitled by contract or otherwise by law. The indemnification provided by this Article continues as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         SECTION 6. Certain Definitions. This Corporation shall indemnify each person who is or was an officer or director of the Corporation to the fullest extent permitted by applicable law including, without limitation, the Michigan Business Corporation Act, as amended from time to time (the "Act"). To further assure such indemnification, the Act shall be interpreted and applied as follows: "other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, the director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interests of the corporation or its shareholders" as referred to in the Act.

         SECTION 7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have power to indemnify him against such liability under this Article.